Exhibit 10.36.3

EXECUTION

AMENDMENT NO. 3

TO MORTGAGE LOAN PARTICIPATION SALE AGREEMENT

This Amendment No. 3 to the Mortgage Loan Participation Sale Agreement, dated as of August 10, 2018 (this “Amendment”), is among JPMorgan Chase Bank, National Association (the “Purchaser”) and loanDepot.com, LLC (the “Seller”).

RECITALS

The Purchaser and the Seller are parties to that certain Mortgage Loan Participation Sale Agreement, dated as of August 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Participation Agreement”); as further amended by this Amendment, the “Participation Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Participation Agreement.

The Purchaser and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Participation Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Participation Agreement.

Accordingly, the Purchaser and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Participation Agreement is hereby amended as follows:

SECTION 1. Amendment to the Existing Participation Agreement. Effective as of the date hereof, the Existing Participation Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the Conformed Agreement as amended and modified by the terms set forth herein.

SECTION 2. Conditions Precedent to Amendment. This Amendment shall be effective as of the date hereof, subject to the execution and delivery of this Amendment by all parties hereto.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Participation Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 4. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties have caused their name to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

PURCHASER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Amendment No. 3 to MLPSA

SELLER:

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 3 to MLPSA

Exhibit A

CONFORMED AGREEMENT

(See attached)

Exhibit A